Exhibit 32.1

             CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-QSB of Xerion EcoSolutions Group Inc. (the "Company") for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer, President, Treasurer and principal financial and accounting officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents in all material
respects  the   financial   condition   and  results  of  operations  of  Xerion
EcoSolutions Group Inc.

Dated: November 16, 2005

                                        /s/ Fang Zhong
                                        ------------------------------
                                        Fang Zhong
                                        Chief Executive Officer, President,
                                        Treasurer and principal financial and
                                        accounting officer